UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 13, 2003


                      HealthTronics Surgical Services, Inc.
           (Exact name of the Registrant as specified in its charter)


        Georgia                             000-30406            58-2210668
(State or other jurisdiction of    (Commission File Number) (I.R.S. Employer
  incorporation and organization)                           identification No.)


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                         1841 West Oak Parkway, Suite A
                             Marietta, Georgia 30062
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                  770-419-0691



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Item 7.  Financial Statements and Exhibits.

           (c) Exhibits (furnished pursuant to Item 12)

99.1 Press Release of HealthTronics Surgical Services, Inc., dated May 13, 2003, reporting the Company's financial results for the first quarter of 2003


Item 9.  Regulation FD Disclosure.

         This information furnished under "Item 9. Regulation FD Disclosure" is provided under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

         On May 13, 2003, HealthTronics Surgical Services, Inc.
("HealthTronics") issued a press release (the "May 13 Press Release") that announced HealthTronics' financial results for the first quarter of 2003. A copy of the May 13 Press Release is attached hereto as Exhibit 99.1 and hereby incorporated herein.

         The May 13 Press Release announced that HealthTronics would hold its quarterly conference call to discuss the financial results for the first quarter of 2003 on Tuesday, May 13, 2003 at 10:30 a.m. ET (the "Conference Call") and that the Conference Call would be webcast and could be accessed on HealthTronics' website at www.healthtronics.com.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      HealthTronics Surgical Services, Inc.

Dated:
May 13, 2003                  By:            /s/ Martin J. McGahan
                                      -------------------------
                                      Martin J. McGahan
                                      Chief Financial Officer




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                                  Exhibit Index

Exhibit Number and Description

99.1 Press Release of HealthTronics Surgical Services, Inc., dated May 13, 2003, reporting the Company's financial results for the first quarter of 2003